[VANGUARD SHIP LOGO/R/]


VANGUARD GROWTH EQUITY FUND


Supplement to the Prospectus Dated January 15, 2009


Important Changes to Vanguard Growth Equity Fund


Restructuring Investment Advisory Team

The board of trustees of Vanguard Growth Equity Fund has restructured the Fund's investment advisory team, removing Turner Investment Partners, LLC (Turner), as an investment advisor and reallocating the assets managed by Turner to a new advisor to the Fund, Jennison Associates LLC (Jennison), and the continuing advisor to the Fund, Baillie Gifford Overseas Ltd. (Baillie Gifford).

Baillie Gifford and Jennison each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that have adopted a multimanager structure, The Vanguard Group, Inc. (Vanguard) will invest a small percentage of the Fund's assets in stock index futures and/or shares of exchange-traded funds. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


Investment Objective and Fees and Expenses
The Fund's investment objective will not change. The restructuring of the Fund's investment advisory team is expected to result in a decrease in the estimated expense ratio for the Fund's current fiscal year to 0.60% from 0.72% of the Fund's average net assets.


Prospectus Text Changes

The prospectus is revised as follows:

In the Fund Profile section, "Fees and Expenses" is restated as follows:


Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended September 30, 2008, restated to account for a subsequent change in the Fund's advisory structure.

Shareholder Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases       None
-------------------------------------------------------------------------------
Purchase Fee                                   None
-------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested      None
Dividends
-------------------------------------------------------------------------------
Redemption Fee                                 None
-------------------------------------------------------------------------------
Account Service Fee (for fund account          $20/year/1/
balances below $10,000)
-------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-------------------------------------------------------------------------------
Management Expenses                            0.57%
-------------------------------------------------------------------------------
12b-1 Distribution Fee                         None
-------------------------------------------------------------------------------
Other Expenses                                 0.03%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/        0.60%
-------------------------------------------------------------------------------
1  If applicable, the account service fee will be collected by redeeming Fund shares in the amount of $20.
2  The Total Annual Fund Operating Expenses have been restated to reflect expenses being deducted from current Fund Assets.



The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your shares at the end of the given period.

1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$61           $192          $335          $750
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

In the Fund Profile section, under "Additional Information," the following text replaces the text for Turner:

.. Jennison Associates LLC, New York, N.Y., since 2009

In the More on the Fund section, under "Security Selection," the current text is replaced with the following:

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

These advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluations of companies and their financial prospects, the prices of the securities, and the stock market and economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Jennison Associates LLC (Jennison), which began managing a portion of the Fund's assets in January 2009, executes a research-driven investment approach that relies on in-depth company knowledge gleaned through meetings with management, customers, and suppliers. Jennison seeks the stocks of large-capitalization companies with above-average growth in revenues, earnings, and cash flows that are trading at attractive valuations. Securities in the portfolio are generally from companies that exhibit superior sales or unit growth, a strong market position, and a strong balance sheet.

Baillie Gifford Overseas Ltd. (Baillie Gifford), which began managing a portion of the Fund's assets in April 2008, follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers the sustainability of earnings growth to be a critical factor in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a favorable attitude toward shareholders. The main financial considerations in this bottom-up analysis are earnings growth, cash-flow generation, profitability, interest coverage, and balance-sheet strength.

The Vanguard Group, Inc. (Vanguard), manages a small portion (approximately 10%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."



                                                                  (over, please)

In the Investment Advisors section, reference to Turner is removed and the following is added or amended:

.. Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), 466 Lexington Avenue, New York, NY 10017, is an investment management firm and an indirect, wholly owned subsidiary of Prudential Financial, Inc. As of September 30, 2008, Jennison managed approximately $73 billion in assets.

The Fund pays each of its investment advisors quarterly. Each advisor receives a base fee that is based on certain annual percentage rates applied to the average daily net assets managed by the advisor during the most recent fiscal quarter. The fee paid to each advisor may be increased or decreased based on the advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of the advisor's portion of the Fund over a trailing 36-month period is compared with that of the S&P 500 Index (for Baillie Gifford) and the Russell 1000 Growth Index (for Jennison).

Also in the Investment Advisors section, reference to the Portfolio Managers for Turner is removed and the following is added to the list of managers primarily responsible for the day-to-day management of the Fund:

Kathleen A. McCarragher, Managing Director of Jennison. She has worked in investment management since 1982; has been with Jennison since 1998; and has managed a portion of the Fund since 2009. Education: B.B.A., University of Wisconsin, M.B.A., Harvard Business School.














(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor. PS544A 012009

                                                         [VANGUARD SHIP LOGO/R/]



VANGUARD FENWAY FUNDS



Supplement to the Statement of Additional Information Dated January 15, 2009


Vanguard Growth Equity Fund Restructures Investment Advisory Team
The board of trustees of Vanguard Growth Equity Fund has restructured the Fund's investment advisory team, removing Turner Investment Partners, LLC (Turner), and adding Jennison Associates LLC (Jennison).

Jennison and the Fund's continuing investment advisor--Baillie Gifford Overseas Ltd. (Baillie Gifford)--each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


Statement of Additional Information Text Changes
Under the heading "Investment Advisory Services," the following text changes are made.

The following text replaces similar text on page B-30:

The Trust currently uses five investment advisors:


- Baillie Gifford Overseas Ltd. provides investment advisory services for a portion of the Growth Equity Fund.


- Jennison Associates LLC provides investment advisory services for a portion of the Growth Equity Fund.


- PRIMECAP Management Company provides investment advisory services to the PRIMECAP Core Fund.


- Vanguard provides investment advisory services for a portion of the Equity Income Fund.


- Wellington Management Company, LLP, provides investment advisory services for a portion of the Equity Income Fund.

The Trust previously employed one other firm as investment advisor:


- Turner Investment Partners, LLC, managed a portion of the Growth Equity Fund's assets from 1992 through January 2009.


For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm's-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided, investment performance, and the fair market value of the services provided. Each advisory agreement is between the fund and the advisory firm, not between the fund and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended September 30, 2008 (December 31, 2008, for Jennison).

The following text replaces similar text on page B-35:

The Fund pays each advisor, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the S&P 500 Index (for Baillie Gifford) and the Russell 1000 Growth Index (for Jennison) (for each, the Index). The investment performance will be based on the cumulative return of each Portfolio over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

The following text is inserted with similar text on pages B-36 and B-37, with all references to Turner Investment Partners, LLC, removed.


B. JENNISON ASSOCIATES LLC (JENNISON)
Jennison Associates (including its predecessor, Jennison Associates Capital Corp.), a registered investment advisor founded in 1969, is an indirect, wholly owned subsidiary of Prudential Financial, Inc.


1. OTHER ACCOUNTS MANAGED


Kathleen A. McCarragher manages a portion of the Growth Equity Fund. As of December 31, 2008, the Fund held assets of $505 million. As of December 31, 2008, Ms. McCarragher also managed all or a portion of 15 other registered investment companies with total assets of $7.1 billion (advisory fee based on account performance for one of these accounts with total assets of $6.0 billion), three pooled investment vehicles with total assets of $155 million (advisory fees not based on account performance), and 36 other accounts with total assets of $3.4 billion (advisory fees not based on account performance).


2. MATERIAL CONFLICTS OF INTEREST


In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, and conflicts because of different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.


Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds; separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations); commingled trust accounts; other types of unregistered commingled accounts (including hedge funds); affiliated single-client and commingled insurance separate accounts; model nondiscretionary portfolios; and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objective, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, if a security is sold from a portfolio, it may result in better performance for the portfolio if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large-cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposures tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily because of differences in guidelines, timing of investments, fees, expenses, and cash flows.


Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or a different, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell short a security that is held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor, and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a number of factors, including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements, and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts; trust accounts; insurance company separate accounts; or corporate, bank, or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts do. These differences may give rise to a potential conflict that a portfolio manager may favor the account that pays a higher fee over the other or allocate more time to the management of one account over another.


Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts, which include hedge-fund or alternative strategies, than from other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.


3. DESCRIPTION OF COMPENSATION

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of the incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus makes up the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program under which all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee, pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison, which may include accounts managed for unregistered products.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors, listed in order of importance, will be reviewed for Kathleen A. McCarragher:


- One- and three-year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indexes, such as the Russell 1000 Growth Index, and industry peer-group data for the product strategy (e.g., large-cap growth, large-cap value) for which the portfolio manager is responsible;


- Historical and long-term business potential of the product strategies;


- Qualitative factors such as teamwork and responsiveness; and


- Other factors such as experience and other responsibilities such as being a team leader or supervisor.


4. OWNERSHIP OF SECURITIES

As of December 31, 2008, Ms. McCarragher owned no share of the Growth Equity
Fund.

On page B-37, the following text replaces the first two paragraphs under the heading "Duration and Termination of Investment Advisory Agreements":

The Funds' current agreements with PRIMECAP and Wellington Management are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of trustees who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days' written notice to the advisor, or (2) by a vote of a majority of the Fund's outstanding voting securities upon 30 days' written notice to the advisor, or (3) by the advisor upon ninety (90) days' written notice to the Fund.

The Trust's current agreements with Baillie Gifford and Jennison are binding for a two-year period. At the end of that time, the agreements will become renewable for successive one-year periods, subject to the above conditions.










































(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                  SAI65A 012009